UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 6, 2019

Patterson-UTI Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22664	75-2504748
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10713 W. Sam Houston Pkwy N, Suite 800, Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-765-7100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	PTEN	The Nasdaq Global Select Market

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Patterson-UTI Energy, Inc. 2014 Long-Term Incentive Plan was originally approved by the stockholders of Patterson-UTI Energy, Inc. (the “Company”) effective as of April 17, 2014, and the amendment and restatement of the plan (the “Amended and Restated Plan”) was approved by the Company’s stockholders effective as of June 29, 2017. On April 10, 2019, subject to the approval of the Company’s stockholders, the Board of Directors of the Company approved an amendment to the Amended and Restated Plan to increase the number of shares available for issuance under the plan by 9.5 million shares and to extend the latest date on which awards may be granted under the Amended and Restated Plan to June 6, 2029 (the “Amendment” and the Amended and Restated Plan, as amended by the Amendment, the “Plan”).

On June 6, 2019, the Company’s stockholders approved the Amendment.  The Plan provides for the granting of incentive and non-incentive stock options, stock appreciation rights (“SARs”), restricted stock awards, other stock unit awards, performance shares, performance units and dividend equivalents. With respect to awards to participants other than directors, the Plan is administered by the Compensation Committee of the Company’s Board of Directors, which comprises exclusively non-employee independent directors. With respect to awards to directors, the Plan is administered by the Board of Directors.

Subject to adjustment in the event of certain corporate transactions, the aggregate number of shares of Common Stock authorized for grant under the Plan, as amended by the Amendment, is 28.4 million, which includes the 18.9 million shares previously authorized under the Amended and Restated Plan. After giving effect to the increase included in the Amendment and assuming a target payout of all performance units currently outstanding, approximately 9.7 million shares remain available for grant under the Plan as of June 6, 2019.  Shares that are subject to options or SARs count as one share of Common Stock against this aggregate limit. Shares that are subject to awards other than options and SARs count as two shares of Common Stock against this aggregate limit. Generally, if an award granted under the Plan or the existing equity plans of the Company expires, is forfeited, is settled in cash or otherwise terminates without the issuance of all or a portion of the shares of Common Stock subject to the award, the shares allocable to the expired, forfeited, cash settled, or terminated portion of the award will be available for awards again under the Plan. Any shares of Common Stock that again become available for grant under the Plan will be added back as one share if the shares were subject to options or SARs, and as two shares if the shares were subject to awards other than options or SARs.

Subject to adjustment in the event of certain corporate transactions, under the Plan, no participant may be granted options or SARs during any calendar year with respect to more than 1,000,000 shares or restricted stock, performance awards denominated in shares and/or other stock unit awards that are denominated in shares in any calendar year with respect to more than 500,000 shares. In addition to the foregoing limits, the maximum dollar value payable to any participant with respect to performance awards denominated in cash in respect of any calendar year is $5,000,000. Any award will only be subject to one of the applicable per person limits set forth in the previous sentence. No director may be granted during any calendar year awards having a fair value determined on the date of grant that, when added to other fees paid in cash for such year, exceeds $500,000.

The foregoing description of the Plan is qualified in its entirety by reference to the text of the Plan, which is included as Exhibit 10.1 hereto.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on June 6, 2019. Of the 208,253,555 shares of the Company’s Common Stock outstanding and entitled to vote at the meeting, 190,928,556 were present either in person or by proxy.

The following describes the matters considered by the Company’s stockholders at the Annual Meeting, as well as the votes cast at the meeting:

1.	To elect eight directors to the Company’s Board of Directors to serve until the next annual meeting of the stockholders or until their respective successors are elected and qualified.
Nominee	Votes For	Votes Withheld	Broker Non-votes
Mark S. Siegel	177,318,113	1,393,279	12,217,164
Charles O. Buckner	175,280,471	3,430,921	12,217,164
Tiffany (TJ) Thom Cepak	177,267,450	1,443,942	12,217,164
Michael W. Conlon	176,609,872	2,101,520	12,217,164
William A. Hendricks, Jr.	177,466,691	1,244,701	12,217,164
Curtis W. Huff	173,908,282	4,803,110	12,217,164
Terry H. Hunt	174,345,552	4,365,840	12,217,164
Janeen S. Judah	177,613,072	1,098,320	12,217,164
2.	To cast a vote to approve an amendment to the Patterson-UTI Energy, Inc. Amended and Restated 2014 Long-Term Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-votes
174,248,424	4,349,120	113,848	12,217,164
3.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Votes For	Votes Against	Abstentions	Broker Non-votes
187,527,597	3,312,103	88,856	0
4.	To cast a vote to approve, on an advisory basis, the Company’s compensation of its named executive officers as set forth in the proxy statement for the Annual Meeting.

Votes For	Votes Against	Abstentions	Broker Non-votes
172,180,941	6,403,041	127,410	12,217,164

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Patterson-UTI Energy, Inc. 2014 Long-Term Incentive Plan, as amended and restated and further amended effective June 6, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patterson-UTI Energy, Inc.

June 6, 2019	By:	/s/ Seth D. Wexler
Name: Seth D. Wexler
Title: Senior Vice President, General Counsel and Secretary